UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2012

Stanley Black & Decker, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

As described in Item 5.07 of this Current Report, at the annual meeting of shareholders (the “Annual Meeting” ) of Stanley Black & Decker, Inc. (the “Company”), our shareholders approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors (the “Board”). This amendment became effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of the State of Connecticut on April 17, 2012. Accordingly, the terms of all existing directors will expire at the 2013 Annual Meeting and all nominees for director at that meeting and at each subsequent Annual Meeting will stand for election to one-year terms. The above summary is qualified in its entirety by reference to the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Bylaws

The Board approved an amendment of Section 1, Article III of the Company’s Bylaws to reflect the declassification of the Board, which became effective as of the filing of the Certificate of Amendment with the Secretary of the State of Connecticut.

The above summary is qualified in its entirety by reference to the full text of the amended section, which is contained in the Amended and Restated Bylaws attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on April 17, 2012.

(i)	The following directors were elected at the meeting:

Nominee	Votes for	Votes withheld	Broker non-votes
Patrick D. Campbell	131,874,805	6,037,498	11,803,789
Benjamin H. Griswold, IV	131,315,545	6,596,757	11,803,789
Eileen S. Kraus	127,557,300	10,355,003	11,803,789
Robert L. Ryan	131,987,890	5,924,253	11,803,789

(ii)	Our shareholders approved an amendment to the Restated Certificate of Incorporation to Declassify the Board of Directors by the following vote:

For	Against	Abstain	Broker non-votes
135,596,546	1,525,222	790,534	11,803,789

(iii)	The Company’s 2012 Management Incentive Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker non-votes
130,014,073	7,010,598	887,631	11,803,789

(iv)	Ernst & Young LLP was approved as the Company’s independent auditors for the year 2012 by the following vote:

For	Against	Abstain
142,687,856	6,754,239	273,996

(v)	Our shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker non-votes
128,310,078	8,632,363	968,991	11,803,789

Item 9.01. Financial Statements and Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Stanley Black & Decker, Inc. dated as of April 17, 2012.
3.2	Amended and Restated Bylaws of Stanley Black & Decker, Inc. dated as of April 17, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

April 20, 2012	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Stanley Black & Decker, Inc. dated as of April 17, 2012.
3.2	Amended and Restated Bylaws of Stanley Black & Decker, Inc. dated as of April 17, 2012.